UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2026

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

AIMCO OP L.P.

(Exact name of registrant as specified in its charter)

Maryland (Apartment Investment and Management Company)	1-13232	84-1259577
Delaware (Aimco OP L.P.)	0-56223	85-2460835
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

4582 SOUTH ULSTER STREET

SUITE 1450, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (833) 373-1300

NOT APPLICABLE

(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on December 10, 2025, Apartment Investment and Management Company (“Aimco”) and Aimco OP L.P. (collectively, the “Company” or “Seller”), through Aimco Elm Creek, L.P., Aimco Elm Creek Townhomes Three, LLC, Aimco Yorktown L.P., 2200 Grace Owner, LLC, Aimco Hyde Park Tower, L.L.C., Church Street Associates Limited Partnership, and Williamsburg Limited Partnership, each a subsidiary of the Company, entered into an agreement (the “Agreement”) to sell its portfolio of seven apartment properties, including 1,495 units, located in the Chicago market (the “Chicago Portfolio”) to LaTerra Capital Management, LLC (the “Purchaser”) for a gross price of $455 million. The Purchaser is not affiliated with the Seller. On March 27, 2026, the Company completed the sale of the Chicago Portfolio. In connection with the sale, $282.5 million of non-recourse property debt was assumed by the Purchaser. These seven properties include the properties known as Eldridge, Elm Creek, Evanston Place, Yorktown Apartments, 2200 Grace, Hyde Park Tower, and Willow Bend.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” “forecast(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements, including those regarding the timing of asset sales and the timing and amount of capital expected to be returned to stockholders, are not guarantees of future performance, condition or results, and involve a number of known and unknown risks, uncertainties, and assumptions that may affect actual results or outcomes, including changes in market conditions, fluctuations in our stock price, our financial performance, regulatory changes, and general economic conditions. Readers should carefully review Aimco’s and the Partnership’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Aimco’s Proxy Statement on Schedule 14A filed January 2, 2026 and Item 1A of Aimco’s and the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2025, as these filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and neither Aimco nor the Partnership assumes any (and each of them disclaims all) obligation to revise or update them to reflect future events or circumstances.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following unaudited pro forma financial information of the Company, which reflect the sale of the Company’s interests in the Chicago Portfolio to the Purchaser, are filed as Exhibit 99.1 to this Current Report.

•
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2025
•
Unaudited Pro Forma Consolidated Statements of Operations for the years ended December 31, 2025, 2024, and 2023

(d) The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Aimco and Aimco OP L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2026

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer

AIMCO OP L.P.
By: Aimco OP GP, LLC, its general partner By: Apartment Investment and Management Company, its managing member

/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer